SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): January 6, 1997




                       CHECKERS DRIVE-IN RESTAURANTS, INC.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Delaware                        0-19649                   58-1654960
----------------------------       --------------           --------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)





     600 Cleveland Street, 8th Floor
          Clearwater, Florida                                      34615
--------------------------------------------                   --------------
  (Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code:               813-441-3500












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



Item 5.     Other Events.
            ------------

      On January 6, 1997, Checkers Drive-In Restaurants, Inc. (the "Company") announced the appointment of Richard E. Fortman to the position of president and chief operating officer of the Company and the appointment of Joseph N. Stein to the newly created position of executive vice president and chief administrative officer. Both Fortman and Stein are leaving positions with California-based CKE Restaurants, Inc., which operates several restaurant concepts, including the Carl's Jr. hamburger chain.

      Fortman,  47, has 27 years of  experience  with  Carl's Jr. in a number of
positions,  most  recently  regional  vice  president,   where  he  oversaw  the
operations of 105 restaurants in the Los Angeles area.

      Stein, 36, who is leaving his post as senior vice president and chief financial officer of CKE, had been with the company for 18 months.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

      (a)   Financial Statements of Businesses Acquired.
            -------------------------------------------

            None.

      (b)   Pro Forma Financial Information.
            -------------------------------

            None.

      (c)   Exhibits.
            --------

   Exhibit
   Number                            Exhibit Description
   ------                            -------------------

     99        Press Release of the Registrant dated January 6, 1997.
================================================================================












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



                                    SIGNATURE
                                    ---------


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CHECKERS DRIVE-IN RESTAURANTS, INC.



                                 By:        /s/ James T. Holder
                                    --------------------------------------------
                                      James T. Holder
                                      Vice President and Chief Financial Officer

Dated:  January 13, 1997


































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



                                  EXHIBIT INDEX

   Exhibit
   Number                            Exhibit Description
   ------                            -------------------

     99        Press Release of the Registrant dated January 6, 1997
================================================================================












































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